    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2001
                                                    REGISTRATION NO. ___________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            -------------------------

                             SUN MICROSYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                               94-2805249
              (State of Incorporation)                 (I.R.S. Employer
                                                  Identification Number)

                              901 SAN ANTONIO ROAD
                               PALO ALTO, CA 94303
                                 (650) 960-1300
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           ---------------------------
                             SUN MICROSYSTEMS, INC.
                      EQUITY COMPENSATION ACQUISITION PLAN
                            (FULL TITLE OF THE PLAN)
                      -------------------------------------

                                SCOTT G. MCNEALY
                             CHIEF EXECUTIVE OFFICER
                             SUN MICROSYSTEMS, INC.
                              901 SAN ANTONIO ROAD
                               PALO ALTO, CA 94303
                                 (650) 960-1300
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                      -------------------------------------

                                    COPY TO:

                            KATHERINE A. MARTIN, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------
                                                                Proposed      Proposed
                                                                Maximum        Maximum
                                              Amount            Offering      Aggregate      Amount of
                                              to be               Price       Offering      Registration
  Title of Securities to be Registered      Registered          Per Share       Price           Fee
----------------------------------------------------------------------------------------------------------
Common Stock, par value $0.00067 per
 share, issuable pursuant to the
 Equity Compensation Acquisition Plan     10,000,000 shares      $20.16         $201,600,000   $50,400
----------------------------------------------------------------------------------------------------------

(1) The Proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purpose of calculating the registration fee. The average of the high and the low price on February 21, 2001 was $20.16.

        The contents of the Registrant's Forms S-8 Registration Statements, Registration No. 333-09867, 333-34543, 333-67183 and 333-48080 dated August 9,
1996, August 28, 1997, November 12, 1998 and October 17, 2000, respectively, relating to the Equity Compensation Acquisition Plan are incorporated herein by reference.

             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8. EXHIBITS

EXHIBIT
NUMBER                       DOCUMENTS
-------                      ---------
4.1            Equity Compensation Acquisition Plan, as amended
5.1            Opinion of Counsel as to legality of securities being registered
23.1           Consent of Counsel (Contained in Exhibit 5.1)
23.2           Consent of Ernst & Young LLP, Independent Auditors
24.1           Power of Attorney (Contained in page II-3)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 28th day of February 2001.

                                       SUN MICROSYSTEMS, INC.


                                       By: /s/ Michael E. Lehman
                                           -------------------------------------
                                           Michael E. Lehman, Executive Vice
                                           President, Corporate Resources and
                                           Chief Financial Officer

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott G. McNealy and Michael E. Lehman, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                                          DATE
---------                           -----                                          ----
/s/ Scott G. McNealy                Chairman of the Board of Directors             February 28, 2001
-----------------------------       and Chief Executive Officer
Scott G. McNealy                    (Principal Executive Officer)


/s/ Michael E. Lehman               Executive Vice President, Corporate            February 28, 2001
-----------------------------       Resources and Chief Financial Officer
Michael E. Lehman                   (Principal Financial Officer)


/s/ Michael L. Popov                Vice President and Corporate Controller        February 28, 2001
-----------------------------       (Principal Accounting Officer)
Michael L. Popov


/s/ James L. Barksdale              Director                                       February 28, 2001
-----------------------------
James L. Barksdale


                                    Director                                       February   , 2001
-----------------------------
L. John Doerr


/s/ Judith L. Estrin                Director                                       February 28, 2001
-----------------------------
Judith L. Estrin


/s/ Robert J. Fisher                Director                                       February 28, 2001
-----------------------------
Robert J. Fisher


/s/ Robert L. Long                  Director                                       February 28, 2001
-----------------------------
Robert L. Long


/s/ M. Kenneth Oshman               Director                                       February 28, 2001
-----------------------------
M. Kenneth Oshman


/s/ Naomi O. Seligman               Director                                       February 28, 2001
-----------------------------
Naomi O. Seligman

                             SUN MICROSYSTEMS, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                       DESCRIPTION
-------                      -----------
4.1            Equity Compensation Acquisition Plan, as amended
5.1            Opinion of Counsel as to legality of securities being registered
23.1           Consent of Counsel (Contained in Exhibit 5.1)
23.2           Consent of Ernst & Young LLP, Independent Auditors
24.1           Power of Attorney (Contained in page II-3)